EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Edwin C. Quattlebaum, Ph.D., Chief Executive Officer, President and Co-Chairman of the Board of Directors of MetaMorphix, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the quarterly report on Form 10-QSB for the period ended June 30, 2005 of the Registrant (the "Report"):

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                             By:           /s/ Edwin C. Quattlebaum, Ph.D.

                                           Edwin C. Quattlebaum, Ph.D.
                                     CHIEF EXECUTIVE OFFICER, PRESIDENT AND
                                          CO-CHAIRMAN OF THE BOARD OF
                                                  DIRECTORS OF
                                                METAMORPHIX, INC.

Date:  October 3, 2006